UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2021

TRILLIUM THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-36596	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Trillium Therapeutics USA Inc.

100 CambridgePark Drive, Suite 510

Cambridge, Massachusetts, 02140

USA

(Address of principal executive offices, including zip code)

(416) 595-0627

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	TRIL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

As previously disclosed, on August 20, 2021, Trillium Therapeutics Inc., a corporation existing under the laws of the Province of British Columbia (“Trillium”) entered into a definitive arrangement agreement (the “Arrangement Agreement”) with Pfizer Inc., a Delaware corporation (“Pfizer”) and PF Argentum Acquisition ULC, an unlimited liability company formed under the laws of the Province of British Columbia and an indirect, wholly-owned subsidiary of Pfizer (“Purchaser”), under which Purchaser will acquire all of the issued and outstanding common shares and preferred shares (collectively, the “Shares”) of Trillium not owned by Pfizer and its affiliates for $18.50 per Share in cash, by way of a plan of arrangement under the Business Corporations Act (British Columbia) (the “Arrangement”).

At 11:59 p.m. on November 15, 2021, the applicable waiting periods under the Competition Act (Canada) (the “Competition Act”) and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) expired with respect to the transactions contemplated by the Arrangement Agreement. Purchaser previously received notice that the investment is not reviewable under Part IV of the Investment Canada Act. The regulatory conditions to the closing of the Arrangement have been satisfied or waived.

The closing of the Arrangement is expected to occur on or about November 17, 2021, or as soon as possible thereafter, subject to the satisfaction of any remaining conditions under the Arrangement Agreement. Trillium’s common shares will cease to be traded on the Nasdaq Capital Market and the Toronto Stock Exchange following completion of the Arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2021	Trillium Therapeutics Inc.

	By:	/s/ James Parsons
		Name:	James Parsons
		Title:	Chief Financial Officer